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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Post-Effective Amendment No. 7 to Registration Statement No. 033-06004 on Form S-8, and Registration Statement Nos. 333-41808 and 333-64161 on Form S-8, of our report dated June 22, 2007, appearing in this Annual Report on Form 11-K of ITT Salaried Investment and Savings Plan for the year ended December 31, 2006.


/s/ Deloitte & Touche LLP

Stamford, Connecticut
June 22, 2007


                                      F-23